SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2009

ADEONA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-12584 (Commission File No.)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors and Certain Officers; Election of Directors;Appointment of Certain Officer; Compensatory Arrangements of CertainOfficers

On March 29, 2009, Mr. Nicholas Stergis, resigned from his position as Chief Executive Officer of the Company.  Mr Stergis continues to serve as Vice–Chairman of the Board of Directors of the Company.

On March 29, 2009, Steve H. Kanzer, C.P.A., J.D., the Company’s Chairman of the Board, was appointed to the additional positions of Chief Executive Officer and President.  Information regarding Mr. Kanzer’s service with the Company, other business experience and a description of his employment agreement is included under Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and is incorporated herein by reference.

A copy of the Press Release announcing Mr. Stergis’ resignation and the appointment of Mr. Kanzer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: April 2, 2009	By: /s/ Steve H. Kanzer
Name: Steve H. Kanzer
Its: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 1, 2009